Pursuant to Rule 497(e)
                                                        Registration No. 33-6790



             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY


                               THE WESTWOOD FUNDS
                              WESTWOOD REALTY FUND
                                  (the "Fund")

                      SUPPLEMENT DATED MAY 18, 2005, TO THE
                    PROSPECTUSES EACH DATED JANUARY 31, 2005




         The Board of Trustees of the Fund has unanimously approved a proposal to change the Fund's investment objective. This change must also be approved by the shareholders of the Fund. In this regard, the Fund anticipates that this proposal will be presented to shareholders at a special meeting of shareholders to be held shortly. Shareholders of the Fund will receive a proxy statement setting forth the details of this proposal. The Fund's current investment objective is "to provide long-term capital appreciation as well as current income. The Fund invests primarily in companies that are engaged in real estate." The Fund's proposed investment objective is "to provide a high level of current income as well as long-term capital appreciation. The Fund invests primarily in income producing equity and fixed income securities."

         If shareholders approve the proposed changes to the Fund's investment objective, the Fund's name will also be changed to the "Westwood Income Fund" and the Fund's principal investment policies, strategies and risks will be changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs"). If shareholders approve the change to the Fund's investment objective, the Fund's current requirement that it invest at least 80% of its net assets in REITs with a minimum market capitalization of $50 million will change to a requirement that the Fund invest at least 80% of its net assets in dividend paying and/or interest bearing securities. The principal investment policies and strategies of the Fund are not fundamental and, therefore may be changed without shareholder approval. The Trustees, however, will not change the name or the principal investment policies and strategies of the Fund if the shareholders do not approve the proposed change in investment objective.